UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2005

United Defense Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16821	52-2059782

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1525 Wilson Boulevard, Suite 700
Arlington, Virginia	22209

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 312-6100

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

          Item 8.01. Other Events

          On April 14, 2005, United Defense Industries, Inc. (the “Company”) issued a press release announcing that it, together with BAE Systems North America Inc. (“BAE Systems”), received a request from the Department of Justice (the “DOJ”) for additional information (commonly referred to as a “second request”) in connection with BAE Systems’ pending acquisition of the Company.

          A second request extends the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 during which the DOJ conducts its review of a transaction. While the companies do not know when the DOJ will complete its review, they continue to anticipate the merger will be completed midyear 2005, as previously announced.

          The press release is attached as exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

          Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit	Description

99.1	Press Release dated April 14, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DEFENSE INDUSTRIES, INC.

Date: April 14, 2005	By:		/s/ David V. Kolovat

		Name:	David V. Kolovat
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 14, 2005

4